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                                                                Exhibit 99(c)(3)

                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of August 10, 1999, by and among John Ackerman ("Seller"), COMC, Inc., an Illinois corporation (the "Company") and Christopher R. Smith ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Seller owns an aggregate of 8,000,000 shares of the Common Stock, $.01 par value (the "Common Stock"), of the Company; and

         WHEREAS, Purchaser wishes to purchase from Seller, and Seller wishes to sell to Purchaser, an aggregate of 200,000 shares of the Common Stock (the "Shares") on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, and intending, to be legally bound, the parties hereto hereby agree as follows:

         1. Purchase of Shares. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, Purchaser will purchase the Shares from the Seller for an aggregate purchase price of $100,000.00 (the "Purchase Price") payable at the Closing (as defined below).

         2. Closing. The closing of the sale and purchase of the Shares hereunder (the "Closing") shall take place upon execution of this Agreement and satisfaction of the terms and conditions set forth herein at the offices of Fulbright & Jaworski L.L.P. on the date hereof. The date of the Closing is referred to herein as the "Closing Date."

         3. Representations and Warranties of Seller. Seller represents and warrants to Purchaser that:

            (a) Seller is the sole record and beneficial owner of 8,000,000 shares of the Common Stock of the Company, Including the Shares, and subject to
Section 6 hereof, is acting solely on his behalf and for his own account in selling the Shares to Purchaser and has all requisite authority to transfer good and lawful title in and to the Shares to Purchaser free of any security interests, liens, encumbrances, equities, claims or other defects;

            (b) neither Seller nor to Seller's knowledge anyone acting on his behalf has taken any action which would subject the sale of the Shares to the registration provisions of Section 5 of the Securities Act of 1933, as amended (the "Act") and, to the best of Seller's knowledge, and relying

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in part on Purchaser's representations set forth herein, the sale of the Shares from Seller to Purchaser does not require registration under the Act;

            (c) neither Seller nor anyone acting on Seller's behalf offered to sell or is selling the Shares by means of general solicitation or general advertising. Seller has not solicited anyone in connection with the sale of shares of Common Stock;

            (d) the consummation of the transactions contemplated hereby does not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, or (B) subject to Section 6(b) hereof, conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which Seller or the Company is a party or by which Seller or the Company or any of his or its properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to Seller or tile Company.

         4. Representations and Warranties of the Company and Seller. The Company and Seller hereby jointly and severally represent and warrant to Purchaser as follows:

            (a) The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Illinois and is qualified to conduct business and is in good standing, each other jurisdiction on which the character of its properties or the nature of its business requires such qualification, except where the failure to qualify would not have, individually or in the aggregate, any material adverse effect on the assets, properties, financial condition, operating results or business of the Company or prevent the consummation of the transactions contemplated hereby (any such effect being referred to herein as a "Material Adverse Effect"). The Company has the requisite corporate power to own properties owned by it and to conduct business as now being conducted by it and as proposed to be conducted by it (as disclosed to Purchaser), and possesses all governmental and other permits, licenses and other authorizations to own its properties as now owned and to conduct its businesses as now conducted and as presently contemplated to be conducted, except where the failure to hold such permit or license would not have a Material Adverse Effect. The Company has furnished counsel to Purchasers with true, correct and complete copies of its Charter, as amended to date (the "Charter") and By-Laws, as amended to date (the "By-Laws").

            (b) Except as set forth in Schedule 4(b) hereto, each of the Company's subsidiaries, ICF Communication Solutions, Inc., a California corporation, and Complete Communications, Inc., a California corporation (the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with requisite corporate power to own properties owned by it and to conduct business as now being conducted by it and as proposed to be conducted by it (as disclosed to Purchaser), and possesses all governmental and other permits, licenses and other authorizations to own its properties as now owned and to conduct its businesses as now conducted, except where the failure to hold such


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permit or license would not have a Material Adverse Effect. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company.

            (c) The Company has all requisite corporate power to enter into this Agreement. The Company has the corporate power, including having obtained all necessary consents and authorizations as required under Section 11.75 of the Illinois Business Corporation Act of 1983, to carry out and perform its obligations under the terms of (i) this Agreement, (ii) the Contribution Agreement, described in Section 6(d)(vi) hereof, by and between the Company and Seller (the "Contribution Agreement") in the form attached hereto as Exhibit B,
(iii) the Option Agreement, described in Section 6(d)(vii) hereof, by and between the Company and Purchaser (the "Option Agreement") in the form attached hereto as Exhibit C, (iv) the Stockholders Agreement, described in Section 6(d)(viii) hereof by and among the Company, Purchaser and the other stockholders set forth in the stockholders agreement (the "Stockholders Agreement") in the form attached hereto as Exhibit D, (v) the Senior Note, Loan Agreement and Guaranty, described in Section 6(d)(x) hereof (collectively, the "Loan Restructure Agreements"), in the forms attached hereto in Exhibit F and (vi) the Registration Rights Agreement, described in Section 6(d)(xi) hereof, by and between the Company and certain stockholders of the Company (the "Registration Rights Agreement") in the form attached hereto as Exhibit G. The Contribution Agreement, the Option Agreement, the Stockholders Agreement, the Loan Restructure Agreements and the Registration Rights Agreement are referred to collectively herein as the "Related Agreements."

            (d) The authorized capital stock of the Company immediately prior to the Closing shall consist of 40,000,000 shares of Common Stock, of which (A) 20,054,946 shares (less 3,651,948 shares of Common Stock contributed to the Company by Seller on the date hereof ) shall have been validly issued and shall be outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, (B) 3,651,948 shares shall have been duly reserved initially for issuance upon exercise of currently outstanding warrants of the Company, (C) 306,666 shares shall have been duly reserved initially for issuance upon exercise of Currently outstanding warrants of the Company issued in connection with its July 1998 private placement and (D) 7,000,000 shares shall have been duly reserved initially for issuance upon conversion in the event of a payment default of outstanding indebtedness of the Company. Other than as disclosed in this Section 4(d) and in Schedule 4(d) hereto, there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by of binding on the Company for the purchase or acquisition of any shares of its capital stock;

            (e) (i) All corporate action on the part of the Company and its directors and stockholders necessary to be taken on or prior to the Closing for the authorization, execution, delivery and performance by the Company of this Agreement and the Related Agreements and the consummation of the transactions contemplated herein and therein has been of will be taken on or prior to the Closing. There is no action which the Company has failed to take that would inhibit the transactions contemplated hereby from being consummated. The Company has obtained all necessary consents and authorizations as required under Section


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         11.75 of the Illinois Business Corporation Act of 1983 so as not to
         limit the ability of Purchaser to purchase additional shares of the Common Stock of the Company in the future.

                (ii) This Agreement and the Related Agreements are valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally and to general equitable principles. The execution, delivery and performance by the Company of this Agreement and the Related Agreements, and its compliance herewith and therewith and the sale and delivery by Seller of the Shares will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, the Charter or By-Laws, and will not result in any violation of and will not conflict with, or result in a material breach of any of the terms of, or constitute a material default under, any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Company is a party or by which it is bound or any provision of state or Federal law to which the Company is subject, or result in the creation of any mortgage, pledge, lien, encumbrance or charge of any kind whatsoever upon any of the properties or assets of the Company pursuant to any such term or result in the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable and material to the Company's operations or any of its assets or properties.

                (iii) The Shares, when sold by Seller in compliance with the Provisions of this Agreement, shall be validly issued, fully paid and nonassessable, and shall be free of any mortgage, pledge, lien, encumbrance or char e of any kind whatsoever.

            (f) Except as set forth on Schedule 4(f) hereto, the Company has no outstanding indebtedness for borrowed money under any loan or other agreements, notes, indentures, or instruments relating to or evidencing indebtedness for borrowed money or security interest or other encumbrance on any of the Company's property and is not a guarantor or otherwise contingently liable for any indebtedness for borrowed money (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, provide funds for payment, supply funds or otherwise invest in any debtor or otherwise to insure any creditor against loss). Except as set forth in Schedule 4(f), there exists no default under the provisions of any instrument evidencing any Such indebtedness or otherwise or of any agreement relating thereto.

            (g) Except as set forth on Schedule 4(g), the Company has filed or will file within the time prescribed by law (including valid extensions of time in which to make such filings) all tax returns and reports required to be filed with the United States Internal Revenue Service and with the State of Illinois and (except to the extent that the failure to file would not have a Material Adverse Effect) with all other jurisdictions where such filing is required by law. Except as set forth on Schedule 4(g), the Company has paid, or made adequate provision for the payment of, all taxes, interest, penalties, assessments or deficiencies shown to be due or claimed to be due on or in respect


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of such tax returns and reports. Except as set forth in Schedule 4(g) hereto, the Company does not know of (i) any other tax returns or reports which are required to be filed which have not been so filed and (ii) any unpaid assessment for additional taxes for any fiscal period or any basis therefor. There are no audits or investigations of the Company by any taxing authority or proceedings relating to taxes of the Company threatened or in progress.

            (h) Each of the Company and the Subsidiaries has good and marketable title to all of its material properties and assets, both real and personal, tangible and intangible, which the Company and the Subsidiaries purport to own as reflected on the latest balance sheet disclosed to Purchaser in connection with this Agreement or acquired after the date thereof (except inventory or other personal property disposed of in the ordinary course of business subsequent to the date thereof), and except as set forth in Schedule 4(h) hereto, such properties and assets are not subject to any mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance or charge other than (i) liens of current taxes not yet due and payable or (ii) liens securing obligations reflected in Section 4(f) above. Neither the Company nor any of the Subsidiaries is in default or in breach of any provision of its leases or licenses and they each hold valid leasehold or licensed interests in the property which it leases or which is licensed to it. No other party to any lease or license to which the Company or any of the Subsidiaries is a party is in default under or breach of any such lease or license.

            (i) Except as set forth in Schedule 4(i) hereto, in connection with the conduct of its business and ownership of its properties, each of the Company and the Subsidiaries has complied with all applicable statutes and regulations of all governmental authorities having jurisdiction over it except where the failure to so comply would not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received notice of any violation or any claim of violation of any law, rule, regulation, permit or license affecting, involving, or relating to the conduct of its business, the failure to comply with which would have a Material Adverse Effect.

            (j) Except as set forth in Schedule 4(j) hereto, the Company has timely made, and is up to date with, all filings with the Securities and Exchange Commission (the "Commission") required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and all such filings, including the financial statements included therein, conform, in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder. Such filings, the financial statements included therein, and any amendment thereto, do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

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            (k) (i) Except as set forth in Schedule 4(k)(i) hereto, there is neither pending nor, to the Company's knowledge, threatened, any action, suit, proceeding, claim or investigation, or any basis therefor or threat thereof, whether or not purportedly on behalf of the Company or any of the Subsidiaries, to which the Company or any of the Subsidiaries is or may be named as a party or its property is or may be subject or to its knowledge, after due inquiry, to which any founder, officer, key employee or principal stockholder of the Company or any of the Subsidiaries is subject that relate in any material respect to the Company or the Subsidiaries or their business, assets or financial condition; and neither the Company nor any of the Subsidiaries has knowledge of any unasserted claim, the assertion of which is likely and which, if asserted, will seek damages, an injunction or other legal, equitable, monetary or nonmonetary relief.

                (ii) Other than as set forth in Schedule 4(k)(ii) hereto, neither the Company nor any of the Subsidiaries has admitted in writing, its inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, or had a petition in bankruptcy filed against it, been adjudicated a bankrupt, or filed a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other similar law or statute of the United States of America or any other jurisdiction.

            (l) Since the dates as of which information regarding the Company has been given to Purchaser, there has not been any change in the Company's business or prospects which would have a Material Adverse Effect, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into by the Company or any of the Subsidiaries, other than transactions in the ordinary course of business. The Company and the Subsidiary have no material contingent obligations which have not been disclosed to Purchaser.

            (m) The Company and each of the Subsidiaries do not own or possess any trademarks, trade names, patent rights, copyrights, licenses, trade secrets and other similar licenses, approvals other than as may be inferred from common law. Neither the Company nor any of its Subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would have a Material Adverse Effect.

            (n) Except as set forth on Schedule 4(n) hereto, the Company has no currently existing contract, obligation., agreement, plan, arrangement, commitment or the like (written or oral) of any material nature (involving more than $25,000, either or in the aggregate if such contracts are of a similar nature or with the same party) including, without limitation, the following:



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                (i) Agreements with dealers, sales representatives, brokers or other distributors, jobbers, advertiser or sales agencies;

                (ii) Agreements with any labor union or collective bargaining organization or other labor agreements;

                (iii) Any contract or series of contracts with the same person for the ftirnishing or purchase of machinery, equipment, goods or services, including without limitation agreements with processors and subcontractors;

                (iv) Any indenture, agreement or other document (including, private placement brochures) relating to the sale or repurchase of shares;

                (v) Any venture contract or arrangement or other agreement involving a sharing of profits or expenses to which the Company is a party;

                (vi) Agreements expressly limiting, the freedom of the Company to compete in any line of business or in any geographic area or with any person;

                (vii) Agreements providing for disposition of the business, assets or shares, of the Company, agreements of merger or consolidation to which the Company is a party or letters of intent with respect to the foregoing; and

                (viii) Letters of intent or agreements with respect to the acquisition of the business, assets or shares of any other business.

            (o) To the Company's knowledge, no employee or consultant of the Company or any of the Subsidiaries is, or is now believed to be, in violation of any term of any employment contract, patent disclosure agreement, noncompetition agreement, proprietary information and inventions, assignment, agreement or any other contract or agreement or any restrictive covenant or any other common law obligation to a former employer or other person or entity relating to the right of any such employee or consultant to be employed by the Company or any of the Subsidiaries because of the nature of the business conducted or to be conducted by the Company or any of the Subsidiaries or to the use of trade secrets or proprietary information of others, and the employment of the Company's or any of the Subsidiaries' employees or the retainer of their consultants does not subject the Company or any of the Subsidiaries to any liability to a third party.

            (p) Except as set forth in Schedule 4(p) hereto, other than the Company's discretionary bonus plan, neither the Company nor any of the Subsidiaries has a collective bargaining labor, profit sharing, pension, retirement, stock option, incentive, benefit or other similar contract, plan or arrangement. Neither the Company nor any of its Subsidiaries sponsors, nor is it obligated


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to contribute to, any employee benefit plan (as Such term is defined in Section
3(3) of the Employee Retirement Income Security Act of 1974, as amended
("ERISA").

            (q) Neither the Company, nor to the Company's knowledge, any of its affiliates, has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilizati or manipulation of the price of the shares of Common Stock.

            (r) No consent, permit, approval, qualification, order or authorization of, or filing with, any governmental authority, including, without limitation, the Secretary of State of Illinois and the Secretary of State of California, is required to be taken on or prior to the date hereof in connection with the Company's valid execution, delivery or performance of this Agreement or the Related Agreements or the consummation of any other transaction contemplated on the part of the Company hereby.

            (s) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (t) The Company and each of its Subsidiaries carry, or are covered by, or will be covered within 90 days after the date of this Agreement, insurance (including, Directors and Officers Insurance) in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of their respective businesses and the value of their respective properties.

            (u) The Company has not used any broker or finder in connection with the transactions contemplated by this Agreement and the Related Agreements and has no liability for any commission or compensation in the nature of an agent's fee to any broker or finder or any other person.

         5. Representations and Warranties of Purchaser. Purchaser represents and warrants to each of the Company and Seller that:

            (a) Purchaser understands that Shares have not been registered under the Act or any applicable state securities law, and may not be sold except pursuant to an effective registration statement under the Act, or pursuant to a duly available exemption from such registration requirements;

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            (b) Purchaser is purchasing the Shares for his own account and not with a view to or for sale which would be in violation of the Act;

            (c) in effecting the purchase of the Shares, Purchaser has not engaged in any activities which would necessitate registration of the Shares under the Act or any applicable state Securities laws;

            (d) Purchaser is a sophisticated investor, and qualifies as an accredited investor under the Act, with such experience in financial and business matters that he is capable of evaluating the merits and risks of the purchase of the Shares and Purchaser has had access to, and has been furnished with all such information as he has considered necessary, including the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and Purchaser has concluded that he is able to bear these risks;

            (e) the Shares were not offered or sold to Purchaser by any form of general solicitation or general advertising;

            (f) Purchaser acknowledges that if any transfer of the Shares is to be made in reliance on an exemption under the Act, the Company, as issuer of the Shares, may require an opinion of counsel satisfactory to it that Such transfer may be made pursuant to an exemption under the Act;

            (g) in making any Subsequent offer or sale of the Shares, Purchaser will be acting for himself and not as part of a sale or planned distribution which would be in violation of the Act or any applicable state securities laws; and

            (h) Purchaser acknowledges that for so long as appropriate, the legend concerning transfer of the Shares Currently set forth on the Shares will remain on the Shares.

         6. Conditions to Closing

            (a) Conditions to All Parties' Obligations. The obligations of all the parties to this Agreement to effect the purchase and sale of the Shares shall be Subject to the fulfillment of the following conditions:

                (i) No temporary restraining order, preliminary or permanent injunction or other order or restraint issued by any court of competent jurisdiction, no order, decree, restraint or pronouncement by any governmental entity, and no other legal restraint or prohibition which would prevent or have the effect of preventing, the consummation of the sale of the Shares shall have been issued or adopted or be in effect.

                (ii) The parties shall have received all necessary contractual and regulatory consents to effect the transactions contemplated hereby.

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                (iii) There shall not be any litigation or governmental
         proceeding seeking to enjoin or challenging, or seeking damages in connection with, or having been threatened with respect to, the sale of the Shares that, in the parties' respective judgment, makes it inadvisable to proceed with the sale of the Shares.

                (iv) The Company and Purchaser shall have executed and delivered an Employment Agreement (the "Employment Agreement"), whereby Purchaser is employed as the Chief Financial Officer of the Company, in the form of Exhibit A attached hereto.

                (v) Seller shall have executed and delivered to the Company the Contribution Agreement, by which Seller has contributed an aggregate of 3,651,948 shares of the Company's Common Stock to fund options to be granted to Purchaser in connection with his employment as Chief Financial Officer of the Company, in the form of Exhibit B hereto.

                (vi) The Company shall have executed and delivered the Option Agreement in the form of Exhibit C attached hereto.

                (vii) The Company, Purchaser and certain other stockholders of the Company's Common Stock shall have executed and delivered the Stockholders Agreement in the form of Exhibit D attached hereto.

                (viii) The Company shall have executed and delivered to William
         M. Burns ("WMB") and Charles E. Lincoln ("CEL") a note restructuring, agreement (the "Restructure Agreement") in the form of Exhibit E attached hereto.

                (ix) The Company shall have executed and delivered the Registration Rights Agreement in the form of Exhibit F attached hereto.

                (x) The spouse of Seller shall have executed and delivered the Spousal consent (the "Spousal Consent"), in the form of Exhibit F attached hereto.

            (b) Conditions to the Obligations of Seller. The obligations of Seller under this Agreement to consummate the sale of the Shares are subject to the fulfillment at or prior to the Closing, Date of the following conditions:

                (i) The representations and warranties Of Purchaser set forth herein shall be true and correct as of the Closing Date.

                (ii) Purchaser shall have duly performed and complied with tile covenants, agreements and conditions required by this Agreement to be performed by or complied with by each of thern, respectively, prior to or at the Closing Date.

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                (iii) All corporate proceedings of the Company to be taken or required to be taken in connection with the transactions contemplated hereby have been taken on or prior to the Closing, Date and all documents incident thereto shall be reasonably satisfactory in form and substance to Seller, and Seller shall have received all such information and such counterpart oriamals or certified or other copies of such documents as Seller may reasonably request.

                (iv) The Company shall have released Seller from any and all lock-up provisions of with respect to an aggregate of 4,671,948 shares of Common Stock to enable Seller to enter into the this Agreement and the Related Agreements.

            (c) Conditions to the Obligations of the Company. The obligations of the Company under this Agreement to consummate the sale of the Shares are subject to the fulfillment at or prior to the Closing Date of the following, conditions:

                (i) The representations and warranties of Purchaser and Seller set forth herein shall be true and correct as of the Closing Date.

                (ii) Purchaser and Seller shall have duty performed and complied with the covenants, agreements and conditions required by this Agreement to be performed by or complied with by each of them, respectively, prior to or at the Closing Date.

            (d) Conditions to the Obligations Of Purchaser. The obligations of Purchaser Under this Agreement to effect the transactions contemplated hereby are Subject to the fulfillment at or prior to the Closing Date of the following conditions:

                (i) The representations and warranties of the Company and Seller set forth herein shall be true and correct as of the Closing Date.

                (ii) The Company and Seller shall have duly performed and complied with the covenants, agreements and conditions required by this Agreement to be performed by or complied with by it or him, respectively, prior to or on the Closing Date.

                (iii) All corporate proceedings of the Company to be taken or required to be taken in connection with the transactions contemplated hereby have been taken on or prior to the Closing Date and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser and his Counsel, and Purchaser and his counsel shall have received all Such information and such counterpart originals or certified or other copies of such documents as Purchaser and his counsel may reasonably request.

                (iv) The Company shall have delivered, or cause to be delivered, to Purchaser a certificate or certificates representing, the Shares to be sold by Seller hereunder in negotiable form.

                (v) The Company has obtained, or will obtain within 90 days of the date hereof, Directors and Officers Insurance, to the extent that the Company qualifies for such insurance.

                (vi) On the Closing Date, the Company shall have delivered to Fulbright & Jaworski L.L.P. a check or wire transfer in payment of the legal fees and disbursements of Fulbright & Jaworski L.L.P., counsel to Purchaser with respect to the transactions contemplated hereby.

                (vii) On the Closing Date, Seller shall pay, and shall hold Purchaser harmless from and against, all transfer, sales, stamp, registration, documentary or other similar taxes ("Transfer Taxes") payable in connection with the transactions contemplated hereby and will prepare and file any tax returns and other filings relating thereto. Seller and Purchaser shall be responsible for their own personal income tax gain which is based on the purchase price contemplated hereby. The Company shall pay when due any and all other taxes which become payable and all fees and charges in connection with the transactions contemplated hereby.

         7. Survival of Representations and Warranties; Indemnification. (a) All representations and warranties by the Company, Seller and Purchaser shall survive the Closing and shall remain in full force and effect for a period equal to three years following the Closing Date, notwithstanding any investigation at any time by or on behalf of any party or parties to this Agreement, and shall not be considered waived by consummation of the transactions contemplated by this Agreement, notwithstanding any alleged knowledge of any breach. No claim for damages with respect to Sections 1, 4 and 5 may be brought after the third anniversary of the date hereof.

            (b) Each Of Purchaser, on the one hand, and Seller and the Company, on the other hand, agrees to indemnify and hold each other harmless from and against and to reimburse the other with respect to, any and all loss, damage, liability, cost or expense, including reasonable attorneys' fees, incurred by the other by reason of or arising out of or in connection with: (i) a breach by each Such party of their respective representations or warranties contained herein, or in any certificate delivered by any Such party, as the case may be, pursuant to this Agreement; and (ii) the failure of any such party to perform any act required by this Agreement to be performed by it, respectively. Notwithstanding any contrary provision of this agreement, in no event shall either party be liable for indirect, special, incidental, punitive or consequential damages in connection with this agreement, if advised of the possibility of such damages. In no event shall either party's liability, including even for direct damages, exceed an aggregate of $650,000.

         8. Further Assurances. To the extent that applicable laws require the execution and delivery of additional agreements, documents or instruments or the taking of any other action in order to effectively transfer beneficial ownership of the Shares to Purchaser, each of the parties hereto agrees to execute and deliver all such agreements, documents or instruments and to take such action as soon as reasonably possible and to effectuate the intentions and purposes of this Agreement.

         9. Notices. Any notice or other communication under this Agreement shall be in writing and shall be considered given when received and shall be delivered personally, mailed by registered or certified mail, return receipt requested, or, to the extent available, sent by facsimile transmission to the parties at the addresses set forth below (or at such other address as a party may specify by notice to the other):

         If to Seller:                      John J. Ackerman
                                            c/o COMC, Inc.
                                            400 N. Glenoaks Boulevard
                                            Burbank, California 91502
                                            Fax No.: ___________________


         If to the Company:                 COMC, Inc.
                                            400 N. Glenoaks Boulevard
                                            Burbank, California 91502
                                            Attention:  President
                                            Fax No.: ___________________


                  with a copy to:           Rick Usher, Esq.
                                            Furman Usher, Inc.
                                            1901 Avenue of the Stars
                                            Los Angeles, California 90067
                                            Fax No.: 310-201-0313


         If to Purchaser:                   Christopher R. Smith
                                            21 Middlesex Road
                                            Darien, Connecticut 06820
                                            Phone No.: 201-363-0380

                  with a copy to:           Warren Nimetz, Esq.
                                            Fulbright & Jaworski L.L.P.
                                            666 Fifth Avenue
                                            New York, New York 10103
                                            Fax No.: 212-752-5958


         10. Assignment, Transferees. Purchaser may not assign his rights or obligations under this Agreement without the prior written consent of Seller. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         11. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to any provisions relating to conflicts of laws.

         12. Entire Agreement. This Agreement, including the agreements and Exhibits referred n In to herein, states the entire agreement between the parties with respect to the subject matter hereof and no provision hereof may be modified, waived or terminated orally, but only by a writing signed by the parties.

         13. Headings. The headings in this Agreement are inserted for convenience and reference only and are not to be used in construing or interpreting any of the provisions of the Agreement.

         14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above mentioned.

                                            /s/ John J. Ackerman
                                            ------------------------------------
                                            John J. Ackerman




                                            COMC. INC.



                                            By:   /s/ John J. Ackerman
                                                --------------------------------
                                                Name:  John J. Ackerman
                                                Title: Chief Executive Officer



                                            By:   /s/ Christopher R. Smith
                                                --------------------------------
                                                Christopher R. Smith